GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Large Cap Disciplined Growth VIP Fund

Guardian Large Cap Fundamental Growth VIP Fund

Guardian Global Utilities VIP Fund

Guardian Small Cap Core VIP Fund

Supplement dated June 15, 2020

to the Prospectus Dated May 1, 2020

At a meeting of the Board of Trustees of Guardian Variable Products Trust held on May 14, 2020, the Board of Trustees considered and approved proposals: (i) to permit Park Avenue Institutional Advisers LLC (“PAIA”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Large Cap Fundamental Growth VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund and Guardian Global Utilities VIP Fund without obtaining shareholder approval (each, a “Fund” and, collectively, the “Funds”); and (ii) to enter into a new investment sub-advisory agreement between PAIA and ClearBridge Investments, LLC (“ClearBridge”) with respect to Guardian Large Cap Fundamental Growth VIP Fund and Guardian Small Cap Core VIP Fund prompted by the anticipated sale of Legg Mason, Inc., the parent company of ClearBridge, to Franklin Resources, Inc.  ClearBridge is the current sub-adviser to Guardian Large Cap Fundamental Growth VIP Fund and Guardian Small Cap Core VIP Fund pursuant to an investment sub-advisory agreement between PAIA and ClearBridge.

Each proposal is subject to approval by the shareholders of the applicable Fund. A special meeting of shareholders (with any postponements or adjournments) is scheduled be held on July 31, 2020, for the shareholders of each Fund to vote on each corresponding proposal(s).

Manager-of-Managers Arrangement

Effectively immediately, the following is added as the third paragraph of the Prospectus section entitled “Manager-of-Managers Arrangement:”

The Board has authorized the solicitation of approval by shareholders of the following Funds for such Funds to rely on the Order (and any manager-of-managers structure that may be permitted in the future pursuant to future exemptive relief, guidance from the SEC or its staff, or law or rule): Guardian Large Cap Fundamental Growth VIP Fund; Guardian Large Cap Disciplined Growth VIP Fund; Guardian Global Utilities VIP Fund; and Guardian Small Cap Core VIP Fund. Pending shareholder approval, each such Fund would be permitted to rely on the Order (and any manager-of-managers structure that may be permitted in the future pursuant to future exemptive relief, guidance from the SEC or its staff, or law or rule).

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